UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2013

Date of reporting period:  12/31/2013

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Annual Report
For the year ended
December 31, 2013

Special Opportunities Fund, Inc.

February 25, 2014

Dear Fellow Shareholders:

The goal of Special Opportunities Fund is to outperform the market over the long-term with less short-term risk than a broad-based index fund.  On December 31, 2013, the Fund’s market price closed at $17.45 per share after a year-end distribution of $2.21 per share, representing an increase of 16.13% in the second half of 2013 while the S&P 500 Index capped a very strong year by advancing 16.32%.  For the year, the Fund’s market price was up 31.27% vs. 32.39% for the S&P 500 Index.  All in all, we think we had a pretty good year.  Even with the leverage from our convertible preferred stock, we incurred substantially less risk than the S&P 500 Index.  Also, we have a fair amount of investments that are uncorrelated with the stock market.

In previous letters, I discussed some problems with measuring performance of a closed-end fund.  I concluded that using the NAV alone was the best measure of performance because short-term movements in the discount (or premium) could distort reality if reality means assessing how the Fund’s advisor performed.  For example, if a fund’s NAV was flat for the year but its discount narrowed from 15% to 10%, the market price return would be 5.88%.  On the other hand, if its discount widened from 15% to 20%, the market price return would be (5.88)%.  But, in either case, the manager had the same NAV performance.

However, after thinking about it some more, and given the complexities of accounting for dilution from stock dividends (with an option for cash) or rights offerings, paying taxes on retained capital gains (as happened in 2012), accretion from share repurchases, etc., I now believe that the Fund’s market price is the best measure of long term performance.  While, as indicated above, changes in the discount can indeed distort a fund’s short-term performance (attributable to the advisor), such distortion tends to be relatively insignificant when long-term performance is calculated based upon market price.

In any event, certain assumptions have to be made.  For example, what assumption is made when transferable rights are distributed to shareholders, as happened in 2012 when the Fund issued rights to buy shares of a newly issued convertible preferred stock?  Should we assume the rights were sold and if so, when and at what price?  Or should we assume the rights were fully exercised?  Or should we assume a shareholder fully exercised his or her rights and oversubscribed?  And, if we assume the rights were exercised, what about the performance of the newly issued securities?  Or, if non-transferable rights are issued, should we assume they are exercised or left to expire unexercised?  Similarly, what should we assume a shareholder does when a stock dividend is declared with an option for cash?  If anyone has any thoughts about how to handle these sorts of performance-related conundrums, please let us know.

***

Special Opportunities Fund, Inc.

Since our last letter, the Fund has increased its exposure to income oriented securities whose market prices have fallen much more than their intrinsic value due to fear that the Fed may “take away the punch bowl.”  It also continues to hold a number of investments that have little or no correlation to the stock market such as SPACs and auction rate preferred stock (both of which are very safe), and special situation stocks like Gyrodyne and Imperial Holdings.  Here is the status of some of our larger positions and a few odds and ends.  Please refer to our previous letters for more background.

Firsthand Technology Value Fund (SVVC)
We began purchasing shares of SVVC in 2012 after its stock fell to a discount of more than 20% below NAV as a result of Facebook’s poorly received IPO.  The discount narrowed prior to Twitter’s much hyped IPO and we took the opportunity to sell more than half of our shares at a single digit discount to NAV.  Immediately after the successful Twitter IPO, SVVC’s shares inexplicably fell to a discount of more than 20%.  We quickly reversed course and began buying again.  We are part of a group that currently owns more than 14% of SVVC’s shares and are planning a proxy contest focused on ousting the manager, gaining board seats, and addressing the discount, which is currently about 20%.

The Zweig Total Return Fund (ZTR)
ZTR is a “balanced” equity and income closed-end fund.  ZTR used to trade at a premium to its NAV and now trades at just under a 10% discount which is sort of no man’s land.  We may submit a proposal for a liquidity event, which we think would garner significant shareholder support as like-minded investors have been increasing their holdings of ZTR.

Gyrodyne Corporation of America (GYRO)
Just before year-end, Gyrodyne paid a special dividend of $66.56 per share consisting of $45.86 in cash and the balance in units of an untraded LLC.  In addition, Gyrodyne distributed nontransferable “dividend notes” with a face value of $10.89 per share.  A plan of merger will be put to a shareholder vote in 2014 which will result in our LLC units and dividend notes being converted into the publicly traded stock (at pre-established ratios), for which we ultimately expect to receive cash when Gyrodyne disposes of its assets.

Interestingly, the very complicated mechanics of these distributions led to massive confusion among day traders.  As a result, on December 31, 2013, more than 5 million shares of Gyrodyne changed hands compared to an average daily volume of less than 10,000 shares.  We immediately disposed of our entire position at about $13 per share, well above the book value of $5.70.  Currently, the shares are trading at less than $7.

Special Opportunities Fund, Inc.

Liberty All-Star Equity Fund (USA)
We purchased almost all of our shares of this diversified multi-manager equity fund at a double-digit discount to net asset value.  After we commenced a proxy contest, USA conducted a self-tender offer that expired on September 23, 2013.  As a result, we were able to sell 22% of our shares at a 4% discount to NAV.  USA’s discount is currently about 12%.  At this time, we are comfortable holding the balance of our shares because we think management may take additional actions to address the discount if it remains above 10%.  We do not anticipate providing any more updates about USA.

Imperial Holdings (IFT)
We commenced buying Imperial’s stock at about $1.60 per share after its price collapsed following an FBI raid in September 2011.  We later gained representation on the board.  On May 1, 2013, Imperial announced that it had executed a 15-year, $300 million revolving credit facility which, according to the CFO, “will result in a meaningful increase in the Company’s book value.”  The next day, the stock price, which had been hovering around $4 per share, jumped by 40% to close at $5.59.  Currently, Imperial’s shares are trading at around $5.50 per share, about 40% below its book value.

Imperial’s board and management team are focused on mitigating the risks of non-collectability on Imperial’s portfolio of life insurance policies that have an aggregate face value of approximately $3 billion and on capitalizing on opportunities to enhance shareholder value as a result of its improved financial position.  Toward this end, on February 21, 2014, we participated in a $70 million private offering of 8.5% convertible notes.  While there are still land mines to maneuver, we think this capital raise is a major milestone for Imperial as it enables the company to opportunistically invest in its core business and also takes any near term liquidity concerns off the table.  We hope to see the stock significantly higher over time.

American Strategic Income Portfolio Inc. II (BSP) and III (CSP)
BSP and CSP are sister closed-end funds that are sub-managed by Nuveen.  Each fund invests a substantial percentage of its assets in whole mortgage loans and to a lesser extent, in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights.  Both funds’ shares have long traded at a discount to NAV.  We have had discussions with management about the need to provide an exit for shareholders of CSP, our older position, at or close to NAV but nothing definitive has resulted.  We have submitted a proposal recommending that  shareholders of each fund be afforded an opportunity to realize a price close to NAV for their shares and may seek representation on the boards of both funds via proxy contests unless management acts to enhance shareholder value.

Special Opportunities Fund, Inc.

Eaton Vance Risk-Managed Diversified Equity Income Fund (ETJ)
Most of our shares of this hedged closed-end fund were purchased at discounts in the mid-teens.  For more than a year, we had discussions with management about the discount.  On August 8, 2012 the Board of Trustees announced a plan to buy back up to 10% of ETJ’s outstanding shares and later elected to pay a monthly (rather than a quarterly) dividend, to raise ETJ’s profile among income oriented investors.  On November 14, 2013, ETJ announced a self-tender offer for 10% of the outstanding shares at 96% of NAV if the shares trade at an average discount of more than 9.75% in any month from February through May 2014.  That is a good development and barring any significant developments, we will not provide any more updates on ETJ.

Swiss Helvetia Fund (SWZ)
On August 8, 2013, our group filed a Schedule 13D indicating our ownership of 5.5% of this $475 million (NAV) closed-end fund.  On average, we paid about a 14% discount to NAV for our shares.  As its name suggests, SWZ invests in Swiss companies, many of which are global powerhouses like Roche, Nestle, Novartis, and UBS.  On September 26, 2013, SWZ announced that the board “is giving further consideration to additional actions the Fund could take to enhance stockholder value and address the discount at which the Fund’s shares have recently traded.”  In our last letter, we said: “We are hopeful that further actions to enhance shareholder value will be taken.  If not, we are prepared to conduct a proxy contest.”  Shortly thereafter, SWZ announced a self-tender offer for 15% of its outstanding shares at 95% of NAV.  We sold 24% of our shares in the tender offer that expired on February 11, 2014.  Our future plans for SWZ will depend, among other things, on the discount.

Javelin Mortgage Investment Corp. (JMI)
We mentioned Javelin in our previous letter.  Javelin is a mortgage REIT.  Its IPO was priced at $20 per share a year ago.  The Fund was part of a group that accumulated a 7% position and became Javelin’s largest shareholder.  We then asked management to aggressively buy back shares at current levels but were rebuffed.  As a result, we began to gear up for a proxy fight in 2014.  In December 2013, we reached a settlement with Javelin’s management that allowed us to exit our position at a significantly higher price.

Western Asset Inflation Management Fund (IMF)
This was an activist investment that was effectively over soon after it began.  We began to purchase shares of IMF, a closed-end fund that invests in inflation protected government securities, at a double-digit discount in the third quarter of 2013.  A key factor in our decision was that a standstill agreement entered into several years ago by a very large shareholder had recently expired.  On November 22, 2013, we filed a Schedule 13D indicating that our group owned over 8% of the outstanding shares of IMF and stating that we “intend to communicate with

Special Opportunities Fund, Inc.

management about measures to address the disparity between the Fund’s stock price and its net asset value.”  Purely by coincidence, the other large shareholder filed its own Schedule 13D on the very next business day disclosing that it would nominate candidates for election to the board of directors.  We saw that filing as leaving management with no choice but to provide a liquidity event or face almost certain defeat in a proxy contest.  Even though IMF’s discount narrowed after the filing, we continued to buy aggressively because we thought it would inevitably go to zero.  Sure enough, on January 21, 2014, IMF announced a proposal to dissolve the Fund after a shareholder vote to be held on April 25, 2014.  Our filing group currently owns over 14% of the shares.  The discount is currently under 2% and will be eliminated when it liquidates.

SPACs
Our portfolio continues to have a significant weighting in SPACs or blank check companies. A SPAC raises funds from investors in an IPO which are placed in a trust account while the sponsor pursues the acquisition of an unspecified company.  Each SPAC is unique, but most are issued as units consisting of a share of common stock plus a “free” warrant.  The common stock provides us with a modest return and we hope to make money on the warrants if a successful transaction is completed (because the warrant price increases).  Otherwise, we just make a modest profit or break even, give or take a few cents per share.  Rarely do we win big but that is because we are risk averse and not willing to risk a lot of the Fund’s equity.

Odds and Ends

●
Most of our auction rate preferred shares (ARPs) have been redeemed or sold at face value or close to it.  We have a few ARPs left that represent a small percentage of our portfolio and we expect them to ultimately be redeemed by the issuers.

●
We hold some high yielding baby bonds and preferred stock issued by asset rich companies.  Also, we recently purchased some privately issued convertible and non-convertible notes and warrants from Wheeler Real Estate Investment Trust, a small publicly traded REIT. We think this investment, which is a byproduct of the current tight credit environment, will provide our fund with an excellent cash-on-cash yield, has upside potential, and is relatively low risk because of the asset coverage.

Future Opportunities
We continue to see good opportunities in the closed-end fund space.  In some cases, the shares of income generating CEFs have moved from premiums to double-digit discounts.  We are selectively accumulating some of the most attractively priced income oriented CEFs and, at some point, may push for discount narrowing measures.  We also foresee opportunities to accumulate

Special Opportunities Fund, Inc.

shares of undervalued operating companies with hard assets (like REITs) below their intrinsic value with an eye toward shareholder activism

Foreign Closed-End Funds
As we mentioned previously, we are planning to spin off to shareholders shares of a new closed-end fund that will invest exclusively in foreign closed-end funds and similar vehicles.  We continue to find value in certain offshore closed-end funds that trade at a relatively wide discount or have discount control measures such as periodic self-tender offers or a commitment to permit shareholders to vote on the fund’s continuation at some time in the future.

***

The stock market turned in another strong performance in the second half of 2013.  How long can stocks party like it’s 1999?  The only thing we know for sure is that no one rings a bell before the market peaks.  For almost twenty-one years, Bulldog Investors, LLC has marched to the beat of our own drum, searching for undervalued assets and trying to enhance shareholder value, recognizing that a bear market can begin at any time and for no apparent reason.

Recently, Professors Eugene Fama and Robert Shiller, two scholars with opposing views about the predictability of financial markets were jointly awarded the Nobel Prize for economics.  Professor Fama believes financial markets are generally “efficient” in that stock prices quickly adjust to reflect all available information.  According to him, it is futile to try to outperform the market.  Professor Shiller, on the other hand, sees investors as often driven by emotion instead of rational calculation which leads to bubbles that inevitably burst, e.g., the tech bubble in the late nineties or the real estate bubble in the mid-two thousands.

There is some truth to both theories.  It is hard to dispute the existence of bubbles.  The problem is that their existence is usually uncertain until after they actually burst.  For example, is Amazon a bubble?  Over the last twelve years its stock price has gone from a low of $5.51 to almost $400 per share.  Yet, it barely makes a profit.  How long can a firm’s stock be propped up on sales alone?  Maybe Amazon has built such a wide moat around itself that no competitors would be able to draw market share from it if it attempted to raise prices to improve profitability.  On the other hand, it is easy to do a web search to find the best price for almost any product.  Someday, Amazon’s stock price could fall hard, in which case many will surely say they always knew it was a bubble.

Similarly, it is indisputable, as Professor Fama points out, that most investors underperform the market indexes over the long term.  But, it is also indisputable that there are investors who have outperformed their benchmarks over the long term.  The fact that they all seem to be pretty intelligent suggests that long-term outperformance is not due to randomness and is not an impossible dream.  As we

Special Opportunities Fund, Inc.

have said before, we think there is only one way to achieve that goal, i.e., by making many investments with a demonstrable edge.  In this letter and in previous ones, we discuss specific investments and try to explain why we think they (1) should outperform investments with similar risk, (2) have less risk than investments with similar expected returns, or (3) both.  We think even Professor Fama would find it hard to poke holes in our explanations of these edges.

We cannot recall anyone predicting this stock market party (which began in March 2009) and, although some prognosticators have already turned bearish, no one knows when it will end.  We do know that complacency can be a fickle friend.  In any case, we do not think our solid risk-adjusted outperformance over the past twenty-one years is due to luck.  Rather, we think it is a result of our diligent attempt to assemble a diversified portfolio of investments with a demonstrable edge and our willingness to try, and our ability to, unlock their intrinsic value when we deem that to be necessary.  That is why we expect the Fund to continue to achieve excellent risk adjusted performance in the future.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/13

Net asset value returns	1 year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	21.98%	12.97%	14.73%	7.18%

Market price returns
Special Opportunities Fund, Inc.	31.27%	13.59%	17.83%	7.86%

Index returns
S&P 500 Index	32.39%	16.66%	17.94%	7.41%

Share price as of 12/31/13
Net asset value	$18.70
Market price	$17.45

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2013(1) (Unaudited)

	Value	Percent
Investment Companies	$136,622,089	103.44%
Common Stocks	24,174,418	18.30
Money Market Funds	13,065,502	9.89
Preferred Stocks	6,624,558	5.02
Promissory Notes	2,234,000	1.69
Warrants	1,000,939	0.76
Corporate Bonds	75,000	0.06
Total Investments	$183,796,506	139.16%
Liabilities in Excess of Other Assets	(14,297,758)	(10.82)
Preferred Stock	(37,424,300)	(28.34)
Total Net Assets	$132,074,448	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
INVESTMENT COMPANIES—103.44%
Closed-End Funds—84.85%
Aberdeen Israel Fund, Inc.	42,490	$716,381
Adams Express Co.	351,652	4,596,092
Advance Developing Markets Fund Ltd. (a)(h)	165,538	1,153,377
Advent/Claymore Enhanced Growth & Income Fund	2,948	29,863
AllianceBernstein Income Fund, Inc.	394,537	2,813,049
American Select Portfolio, Inc.	126,285	1,169,399
American Strategic Income Portfolio II	229,651	1,770,609
American Strategic Income Portfolio III	562,207	3,688,078
ARC Capital Holdings Ltd. (h)	726,356	384,969
Asia Tigers Fund, Inc.	3,970	44,821
Bancroft Fund, Ltd.	79,335	1,475,631
Blackrock Latin American Investment Trust Plc (h)	80,000	575,280
BlackRock New Energy Investment Trust Plc (h)	421,109	303,342
Boulder Growth & Income Fund, Inc.	428,406	3,444,384
Boulder Total Return Fund, Inc.	184,149	4,237,268
Brookfield Global Listed Infrastructure Income Fund, Inc.	5,104	100,906
Central Europe, Russia, & Turkey Fund, Inc.	12,239	373,901
Central Securities Corp.	123,123	2,674,232
Clough Global Equity Fund	216,625	3,403,179
DPF India Opportunities Fund (h)	428,305	1,370,899
DWS Global High Income Fund, Inc.	21,699	173,811
DWS High Income Opportunities Fund, Inc.	71,407	1,028,261
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	72,580
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	27,921
Eaton Vance Risk-Managed Diversified Equity Income Fund	1,211,641	13,655,194
Ellsworth Fund Ltd.	55,094	451,220
First Opportunity Fund, Inc.	279,106	2,495,208
Gabelli Global Utility & Income Trust	6,852	137,219
General American Investors Co., Inc.	184,994	6,511,789
Helios Strategic Income Fund, Inc.	177,906	1,180,584
The India Fund, Inc.	79,347	1,586,940
INVESCO Asia Trust Plc (h)	191,737	512,776
JP Morgan Asian Investment Trust Plc (h)	28,426	97,440
Juridica Investments Ltd. (h)	495,258	1,070,265
Kubera Cross-Border Fund Ltd. (h)	380,604	117,607
Liberty All-Star Equity Fund	1,751,775	10,458,097
Marwyn Value Investors Ltd. (a)(h)	165,122	499,019

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Millennium India Acquisition Co., Inc. (a)	34,036	$38,801
Montgomery Street Income Securities, Inc.	1,371	21,305
Nuveen Multi-Currency Short-Term Government Income Fund	159,549	1,608,254
Pacific Alliance Asia Opportunities Fund Ltd. (a)(h)	313,541	408,857
Royce Micro-Cap Trust, Inc.	403,583	5,089,182
Royce Value Trust, Inc.	237,206	3,797,668
Swiss Helvetia Fund, Inc.	501,143	6,990,945
Terra Catalyst Fund (a)(h)	23,071	21,873
The Thai Fund, Inc.	127,944	2,322,184
Tri-Continental Corp.	387,319	7,738,634
Virtus Total Return Fund	217,722	855,647
Western Asset Inflation Management Fund, Inc.	211,288	3,577,106
The Zweig Total Return Fund, Inc.	372,951	5,198,937
		112,070,984

Closed-End Funds—Preferred Shares—3.23%
Oxford Lane Capital Corp., Series 2023	15,222	348,546
Oxford Lane Capital Corp., Series 2017	129,094	3,388,718
Saratoga Investment Corp.	20,667	524,735
		4,261,999

Auction Rate Preferred Securities—3.93% (b)(c)(f)
BlackRock California Municipal 2018 Term Trust—Series M7, 0.082%	48	1,140,000
BlackRock Municipal 2018 Term Trust—Series W7, 0.077%	54	1,282,500
DNP Select Income Fund, Inc.—Series D	18	1,512,000
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	112,500
Western Asset Premier Bond Fund—Series M, 0.060%	46	914,250
		5,186,250

Business Development Company—8.47%
Equus Total Return, Inc. (a)	106,919	212,769
Firsthand Technology Value Fund, Inc.	246,730	5,716,734
Keating Capital, Inc.	58,823	361,761
Monroe Capital Corp.	4,443	54,204
MVC Capital, Inc.	358,872	4,844,772
		11,190,240

Business Development Company—Preferred Shares—2.96%
MVC Capital, Inc.	155,757	3,912,616
Total Investment Companies (Cost $117,966,273)		136,622,089

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
PREFERRED STOCKS—5.02%

Capital Markets—0.25%
Ladenburg Thalman Financial Services, Inc.	13,879	$328,932

Marine—0.28%
Box Ships, Inc. (h)	15,940	370,605

Oil, Gas & Consumable Fuels—0.16%
Miller Energy Resources, Inc.	9,316	204,020

Real Estate Investment Trusts—4.33%
Preferred Apartment Communities, Inc.—Series A (a)(c)	6,083	5,721,001
Total Preferred Stocks (Cost $6,619,564)		6,624,558

COMMON STOCKS—18.30%
Energy, Equipment & Services—1.46%
Zedi, Inc. (a)(h)	1,984,014	1,923,779

Health Care Providers & Services—0.01%
Healthcare Corp. Of America (Acquired 10/24/2012, Cost $0) (a)(c)(j)	10,000	9,450

IT Services—0.06%
JetPay Corp. (a)	39,596	81,647

Life Insurance—2.88%
Imperial Holdings, Inc. (a)	581,622	3,803,808

Pharmaceuticals Preparations—0.04%
Myrexis, Inc.	315,991	55,899

Real Estate—0.19%
Gyrodyne Special Distribution, LLC (c)	10,914	165,129
Gyrodyne Dividend Notes (c)	10,914	86,657
		251,786

Real Estate Investment Trusts—1.50%
Anworth Mortgage Asset Corp.	99,371	418,352
Gladstone Land Corp.	3,382	54,788
Independence Realty Trust, Inc.	78,930	658,276
Preferred Apartment Communities, Inc.	45,485	365,699
Wheeler Real Estate Investment Trust, Inc.	15,717	67,269
Whitestone Real Estate Investment Trust	31,055	415,205
		1,979,589

Software—0.25%
Single Touch Systems, Inc. (a)	623,270	335,008

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
COMMON STOCKS—(continued)
Special Purpose Acquisition Vehicle—11.91% (a)
Aquasition Corp. (h)(i)	400,000	$4,056,000
Capitol Acquisition Corp. II	155,122	1,496,927
Chart Acquisition Corp.	124,265	1,211,584
CIS Acquisition Ltd. (h)	144,147	1,457,326
Collabrium Japan Acquisition Corp. (h)	208,234	2,130,234
Global Defense & National Security Systems, Inc. (a)	142,712	1,434,255
Infinity Cross Border Acquisition Corp. (h)	49,689	393,040
Levy Acquisition Corp.	37,874	379,119
MergeWorthRx Corp.	23,185	188,494
Quinpario Acquisition Corp.	91,455	983,050
Quartet Merger Corp.	132,553	1,336,134
ROI Acquisition Corp. II	57,484	580,014
Silver Eagle Acquisition Corp.	9,016	87,275
		15,733,452
Total Common Stocks (Cost $21,824,696)		24,174,418

	Principal
	Amount
CORPORATE BONDS—0.06%
Washington Mutual, Inc.
0.000%, 09/17/2012 (b)(c)(d)(f)	$3,000,000	75,000
Total Corporate Bonds (Cost $0)		75,000

PROMISSORY NOTES—1.69% (b)(c)(f)
Symbios Holdings, Inc.
15.000%, 06/16/2014	450,000	—
UBPS Secured Convertible Promissory Note
12.000%, 12/28/2014	234,000	234,000
Wheeler Real Estate Investment Trust, Inc. Convertible
9.000%, 12/15/2018 (Acquired 12/16/2013, Cost $1,200,000) (j)	1,200,000	1,200,000
Wheeler Real Estate Investment Trust, Inc. Non-Convertible
9.000%, 12/15/2015 (Acquired 12/16/2013, Cost $800,000) (j)	800,000	800,000
Total Promissory Notes (Cost $2,684,000)		2,234,000

	Shares
WARRANTS—0.76% (a)
Aquasition Corp.
Expiration: January 2018
Exercise Price: $11.50 (h)	400,000	94,040

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
WARRANTS—(continued)
Capitol Acquisition Corp. II
Expiration: May 2016
Exercise Price: $11.50	77,561	$33,351
Chart Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	124,265	62,132
CIS Acquisition Ltd.—Class A
Expiration: December 2017
Exercise Price: $10.00 (h)	144,147	36,037
Collabrium Japan Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50 (h)	208,234	22,927
EveryWare Global, Inc.
Expiration: May 2018
Exercise Price: $6.00	48,370	53,207
Healthcare Corp. Of America
Expiration: November 2016
Exercise Price: $7.50	33,753	1,013
Expiration: July 2018
Exercise Price: $11.50 (Acquired 10/24/2012, Cost $0) (c)(j)	5,000	112
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $6.00	166,726	208,407
Infinity Cross Border Acquisition Corp.
Expiration: July 2016
Exercise Price: $7.00 (h)	301,149	165,632
Integrated Drilling Equipment Holdings Corp.
Expiration: December 2017
Exercise Price: $11.50	205,929	6,178
Lone Oak Acquisition Corp.
Expiration: December 2016
Exercise Price: $5.00 (h)	81,430	55,372
Net Element International, Inc.
Expiration: October 2017
Exercise Price: $7.50	191,697	23,004
Preferred Apartment Communities
Expiration: March 2017
Exercise Price: $9.00 (c)	6,083	61
Pingtan Marine Enterprise Ltd.
Expiration: February 2018
Exercise Price: $12.00 (h)	52,798	7,392

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2013

	Shares	Fair Value
WARRANTS—(continued)
Prime Acquisition Corp.
Expiration: March 2018
Exercise Price: $5.00 (h)	50,142	$14,265
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $12.00	436,744	91,716
Silver Eagle Acquisition Corp.
Expiration: July 2018
Exercise Price: $11.50	9,016	5,410
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (h)	95,026	120,683
Wheeler Real Estate Investment Trust, Inc.
Expiration: 12/15/2018
Exercise Price: $4.75 (c)(f)	84,211	0
Total Warrants (Cost $870,589)		1,000,939

MONEY MARKET FUNDS—9.89%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	6,536,276	6,536,276
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	6,529,225	6,529,226
Total Money Market Funds (Cost $13,065,502)		13,065,502
Total Investments (Cost $163,030,624)—139.16%		183,796,506
Liabilities in Excess of Other Assets—(10.82)%		(14,297,758)
Preferred Stock (28.34)%		(37,424,300)
TOTAL NET ASSETS—100.00%		$132,074,448

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at December 31, 2013.
(c)	Fair valued securities. The total market value of these securities was $13,578,161, representing 10.28% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2013.
(f)	Illiquid security. The total market value of these securities was $7,595,751, representing 5.75% of net assets.
(g)	Security undergoing full liquidation with all proceeds paid out to shareholder.
(h)	Foreign-issued security.
(i)	Affiliated security.
(j)	Restricted security.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2013

Assets:
Investments, at value:
Non-Affiliated Companies (cost $159,114,877)	$179,740,506
Affiliated Companies (cost $3,915,747)	4,056,000
Total investment, at value (cost $163,030,624)	183,796,506
Cash	3,194
Dividends and interest receivable	1,485,260
Receivable for investments sold	638,335
Other assets	41,446
Total assets	185,964,741

Liabilities:
Distributions payable common	15,606,828
Payable for investments purchased	572,615
Preferred dividends accrued not yet declared	3,077
Payable to Adviser	152,684
Payable to Custodian	6,670
Accrued expenses and other liabilities	124,119
Total liabilities	16,465,993

Preferred Stock:
3.00% Convertible Preferred Stock—$0.001 par value,
$50 liquidation value per share; 748,486 shares outstanding	37,424,300
Net assets applicable to common shareholders	$132,074,448

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
7,061,913 shares issued and outstanding, 13,568,364 shares held in treasury	$302,869,571
Cost of shares held in treasury	(191,865,432)
Accumulated undistributed net investment income	129,360
Accumulated net realized gain from investment activities	174,197
Net unrealized appreciation on:
Investments	20,765,882
Foreign currencies	870
Net assets applicable to common shareholders	$132,074,448
Net asset value per common share ($132,074,448 applicable to
7,061,913 common shares outstanding)	$18.70

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2013
Investment income:
Dividends(1)	$9,989,446
Interest	95,538
Total investment income	10,084,984

Expenses:
Investment advisory fees	1,721,481
Professional fees and expenses	164,220
Directors’ fees and expenses	149,012
Administration fees and expenses	105,952
Reports and notices to shareholders	75,858
Compliance fees and expenses	55,683
Accounting fees and expenses	46,271
Custody fees and expenses	45,422
Insurance fees	39,931
Stock exchange listing fees	23,754
Transfer agency fees and expenses	21,049
Dividend expenses	5,534
Other expenses	6,605
Total expenses	2,460,772
Net investment income	7,624,212

Net realized and unrealized gains from investment activities:
Net realized gain from:
Investments	5,660,766
Short transactions	598,975
Distributions received from investment companies	2,268,945
Foreign currency translation	(73,025)
Net realized gain on investments	8,455,661
Change in net unrealized appreciation on:
Investments	11,399,275
Foreign currency translation	870
Net realized and unrealized gains from investment activities	19,855,806
Increase in net assets resulting from operations	27,480,018
Distributions to preferred stockholders	(1,123,393)
Net increase in net assets applicable to common shareholders resulting from operations	$26,356,625

(1)	Net of $46,344 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the
year ended
December 31, 2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$27,480,018
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(94,697,852)
Proceeds from sales of investments	96,732,599
Net purchases and sales of short-term investments	(8,233,905)
Amortization and accretion of premium and discount	(15,701)
Increase in dividends and interest receivable	(436,899)
Increase in receivable for investments sold	(30,371)
Increase in other assets	(11,810)
Increase in payable for investments purchased	208,348
Increase in payable to Adviser	19,780
Decrease in payable for taxes	(350,000)
Decrease in Convertible Preferred Stock	(30,000)
Decrease in accrued expenses and other liabilities	(63,858)
Proceeds from securities sold short	3,237,949
Purchases to cover securities sold short	(2,638,974)
Net realized gains from investments	(5,660,766)
Net realized gains from short transactions	(598,975)
Net foreign currency translation	11,719
Net change in unrealized appreciation of investments	(11,399,275)
Net cash provided by operating activities	3,522,027

Cash flows from financing activities:
Distributions paid to common shareholders	(2,507,285)
Distributions paid to preferred shareholders	(1,123,393)
Increase in dividends accrued not yet paid	768
Conversion of preferred stock to common stock	30,000
Offering cost adjustment from issuance of preferred stock	73,965
Net cash used in financing activities	(3,525,945)
Net change in cash	$(3,918)

Cash:
Beginning of year	7,112
End of year	$3,194
Non-cash financing activities not included herein consist of
reinvestment of dividend distributions	$3,962,090

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2013	December 31, 2012
From operations:
Net investment income	$7,624,212	$2,815,575
Net realized gain before income taxes from:
Investments	5,660,766	5,373,449
Short Transactions	598,975	—
Distributions received from investment companies	2,268,945	791,632
Foreign currency translation	(73,025)	—
Net realized gain before income taxes	8,455,661	6,165,081
Current income tax expense	—	(350,000)
Net realized gain on investments	8,455,661	5,815,081
Net change in unrealized appreciation on:
Investments and foreign currency	11,400,145	6,816,789
Net increase in net assets resulting from operations	27,480,018	15,447,445

Distributions paid to preferred shareholders:
Net investment income	(1,123,393)	(495,627)
Total dividends and distributions paid to preferred shareholders	(1,123,393)	(495,627)
Net increase in net assets applicable to common shareholders
resulting from operations	26,356,625	14,951,818

Distributions paid to common shareholders:
Net investment income	(7,768,104)	(1,566,269)
Net realized gains from investment activities	(7,838,724)	(4,903,104)
Total dividends and distributions paid to common shareholders	(15,606,828)	(6,469,373)

Capital Stock Transactions (Note 5)
Offering costs from issuance of preferred stock	—	(98,035)
Offering cost adjustment from issuance of preferred stock	73,965	—
Conversion of preferred stock to common stock	30,000	—
Reinvestment of distributions to common stockholders	3,962,090	2,010,594
Total capital stock transactions	4,066,055	1,912,559
Net increase in net assets applicable to common shareholders	14,815,852	10,395,004

Net assets applicable to common shareholders:
Beginning of year	117,258,596	106,863,592
End of year	$132,074,448	$117,258,596
Accumulated undistributed net investment income	$129,360	$837,555

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income(2)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to auction preferred shareholders
Net increase (decrease) from operations
Dilutive effect of conversions of preferred shares to common shares
Dilutive effect of reinvestment of distributions by common shareholders
Common share equivalent of dividends paid to preferred shareholders from:
Net investment incomeDividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)(11)
Total market price return(4)(11)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense and fees on floating rate notes
Total expenses, before fee waivers by investment advisor and administrator including interest, dividends on short positions, and tax expense and fees on floating rate notes
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense, dividends on short positions, and fees on floating rate notes
Net investment income before dividends paid to auction preferred shareholders
Dividends paid to auction preferred shareholders from net investment income
Net investment income available to common shareholders
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Liquidation value of preferred stock (000’s)
Portfolio turnover(11)
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of period

Special Opportunities Fund, Inc.

Financial highlights (continued)

								For the nine		For the
								months ended		year ended
For the years ended December 31,								December 31,		March 31,
2013		2012		2011		2010		2009		2009
$17.22		$16.01		$16.42		$14.26		$13.05		$13.71
0.92		0.34		0.22	(1)	0.04	(1)	0.52	(1)	0.88	(1)
3.00		1.92		(0.10)		2.15		1.24		(0.70)
3.92		2.26		0.12		2.19		1.76		0.18

—		—		—		—		(0.02)		(0.25)
—		—		—		—		—		—
—		—		—		—		(0.02)		(0.25)
3.92		2.26		0.12		2.19		1.74		(0.07)
0.00	(12)	—		—		—		—		—
(0.07)		(0.03)		—		—		—		—

(0.16)		(0.07)		—		—		—		—

(1.10)		(0.23)		(0.26)		(0.03)		(0.53)		(0.59)
(1.11)		(0.72)		(0.27)		—		—		—
(2.21)		(0.95)		(0.53)		(0.03)		(0.53)		(0.59)
$18.70		$17.22		$16.01		$16.42		$14.26		$13.05
$17.45		$15.01		$14.50		$14.75		$14.09		$11.37
21.98%		13.72%		0.85%		15.36%		13.51%		(0.39)%
31.27%		10.05%		1.89%		4.90%		29.00%		(3.32)%

2.66	%(7)	2.54	%(7)(9)	1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)

2.66	%(7)	2.54	%(7)(9)	1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)

1.83	%(8)	1.82	%(8)	1.51	%(8)	1.50	%(8)	0.99	%(5)	1.59%
5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%
—		—		—		—		0.20	%(5)	1.87%
5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%

$132,074		$117,259		$106,864		$109,631		$294,133		$269,266
$37,424		$37,454		$—		$—		$—		$—
58%		62%		55%		73%		7%		27%

748,486		749,086		—		—		—		—
$226		$207		$—		$—		$—		$136,860	(10)

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(9)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(10)	In 2009, the preferred shares were auction rate preferred shares.
(11)	Not Annualized for periods less than one year.
(12)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the

Special Opportunities Fund, Inc.

Notes to financial statements

secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, and promissory notes, are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

At each regular quarterly Board meeting, the Adviser delivers a written report (the “Quarterly Report”) to the Board regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Board reviews the Quarterly Report and discusses the valuation of the fair valued securities.

The Valuation Committee reviews all Quarterly Reports and any other interim reports, and reviews and approves the valuation of all fair valued securities.  This review included a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)***	Total
Investment Companies	$130,787,001	$548,337	$5,286,751	$136,622,089
Common Stocks
Energy Equipment & Services	1,923,779	—	—	1,923,779
Health Care Providers & Services	—	—	9,450	9,450
IT Services	81,647	—	—	81,647
Life Insurance	3,803,808	—	—	3,803,808
Pharmaceuticals Preparations	55,899	—	—	55,899
Real Estate	—	—	251,786	251,786
Real Estate Investments Trusts	1,979,589	—	—	1,979,589
Software	335,008	—	—	335,008
Special Purpose Acquisition Vehicle	6,258,693	9,474,759	—	15,733,452
Corporate Bonds	—	—	75,000	75,000
Preferred Stocks
Capital Markets	328,932	—	—	328,932
Marine	370,605	—	—	370,605
Oil, Gas & Consumable Fuels	204,020	—	—	204,020
Real Estate Investment Trusts	—	—	5,721,001	5,721,001
Promissory Notes	—	—	2,234,000	2,234,000
Warrants	581,703	419,063	173	1,000,939
Money Market Funds	13,065,502	—	—	13,065,502
Total	$159,776,186	$10,442,159	$13,578,161	$183,796,506

*	Transfers between Levels are recognized at the end of the reporting period.
**
The Fund measures transfers between Levels as of the beginning and end of the financial reporting period.  Transfers between Level 1 and Level 2 as of December 31, 2013 resulted from securities priced either at the market closing price (Level 1 securities) or at the bid price (Level 2 securities) when a closing price was not available.  Transfers as of December 31, 2013 are summarized in the table below:

Transfers into Level 1	$462,678
Transfers out of Level 1	165,632
Net transfers in and/or out of Level 1	$297,046
Transfers into Level 2	$165,632
Transfers out of Level 2	462,678
Net transfers in and/or out of Level 2	$(297,046)

***	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$1,000,939

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

	Amount of Realized Gain
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$188,528
	on Investments

	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$224,376
	appreciation of investments

Special Opportunities Fund, Inc.

Notes to financial statements

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change
	Balance			Realized	in unrealized	Transfers	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	into	as of
Category	12/31/2012	sitions	sitions	(Loss)	(depreciaton)	Level 3	12/31/2013

Closed
End Funds	$40,633	$—	$—	$—	$59,868	$—	$100,501

Auction Rate
Preferred
Securities	5,876,750	1,512,000	(2,450,000)	373,625	(126,125)	—	5,186,250

Common
Stock*	20,101	261,236	(20,101)	—	—	—	261,236

Preferred Stock	—	5,657,129	—	—	63,872	—	5,721,001

Corporate
Bonds	15,000	—	—	—	60,000	—	75,000

Convertible
Notes	100,000	—	(100,000)	—	—	—	—

Promissory
Notes	459,000	2,000,000	—	—	(225,000)	—	2,234,000

Structured Life
Settlement
Notes	188,321	—	(188,321)	—	—	—	—

Warrants	—	173	—	—	—	—	173

	$6,699,805	$9,430,538	$(2,758,422)	$373,625	$(167,385)	$—	$13,578,161

*	Universal Business Payment Solutions Acquisition Corp. was reclassified from a Special Purpose Acquisition Vehicle to a Common Stock.

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013:

				Impact to
				Valuation
	Fair Value			from an
	December 31,	Valuation	Unobservable	increase in
	2013	Methodologies	Input(1)	Input(2)
Closed End Funds	$100,501	Market Assessment	Discount to Last	Decrease
		and Company-	Reported Net Asset Value
		Specific Information

Auction Rate Preferred	$5,186,250	Market	Comparability Adjustments/	Increase
Securities		Comparables/Cost	Broker Indications/
			Company Announcements

Common Stock	$261,236	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

Preferred Stock	$5,721,001	Cost	Market Assessments/	Increase
			Financial Assessments

Corporate Bonds	$75,000	Market Transactions	Single Broker Quote	Increase
		Approach

Promissory Notes	$2,234,000	Cost	Terms of the Note/	Increase
			Financial Assessments/
			Company Announcements

Warrants	$173	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Concentration risk—The Fund invested 3.93% of its net assets in auction rate preferred securities as of December 31, 2013.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends to holders of Convertible Preferred Stock will receive calendar quarterly dividends at the rate of 3.00% of the Subscription Price per year. Dividends on the Convertible Preferred Stock will be fully cumulative, and will accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the Investment Advisory Agreement, the Fund is obligated to pay the Investment Adviser a

Special Opportunities Fund, Inc.

Notes to financial statements

monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average daily total net assets.

Effective December 6, 2012, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Corporate Governance Committee Chairman will receive $2,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Preferred stock
At December 31, 2013, 748,486 shares of 3.00% Convertible Preferred Stock were outstanding.  The holders of Convertible Preferred Stock may convert their shares to common stock at the current ratio of 3.7160 shares of Common Stock for each share of Convertible Preferred Stock held.  The conversion ratio will be adjusted for any future distributions made to common stockholders.  The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity investments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer.

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act.  In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage.  If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $50.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements.  Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times.  The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $96,674,818 and $96,732,599, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the year ended December 31, 2013.

Note 5
Capital share transactions
During the year ended December 31, 2013, the Fund issued 250,132 shares for the reinvestment of distributions.  During the year ended December 31, 2013 the Fund issued 1,914 shares of common stock from the conversion of 600 shares of the Fund’s convertible preferred stock.  For the year ended December 31, 2012, the Fund issued 133,417 shares for the reinvestment of distributions.

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required.  In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not be subject to a federal excise tax.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid to common shareholders during the fiscal year ended December 31, 2013 and the year ended December 31, 2012 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2013	December 31, 2012
Ordinary income	$11,332,076	$3,423,869
Long-term capital gains	$5,398,145	$4,541,131
Total distributions paid	$16,730,221	$7,965,000

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2013.

The following information is presented on an income tax basis as of December 31, 2013:

Tax cost of investments	$161,797,635
Unrealized appreciation	25,016,731
Unrealized depreciation	(3,017,860)
Net unrealized appreciation	21,998,871
Undistributed ordinary income	—
Undistributed long-term gains	311,078
Total distributable earnings	311,078
Other accumulated losses and other temporary differences	(1,239,640)
Total accumulated gains	$21,070,309

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2013, the Fund’s accumulated undistributed net investment income was increased by $561,399, the accumulated net realized gain from investment activities was decreased by $800,916, and the paid-in capital was increased by $239,517.

At December 31, 2013, the Fund deferred, on a tax basis, post-October losses of $132,846.

For the year ended December 31, 2013, the Fund did not have any liabilities for any unrecognized tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations.  During the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Special Opportunities Fund, Inc.

Notes to financial statements

Each of the tax years in the three year period ended December 31, 2011, December 31, 2012 and December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Note 7
Transactions with affiliates
The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding Voting shares during the period December 31, 2012 through December 31, 2013.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance			Balance			Value
	at			at			at
	Dec. 31,			Dec. 31,	Realized	Dividend	Dec. 31,	Acquisition
Issuer Name	2012	Additions	Reductions	2013	Gain	Income	2013	Cost
Aquasition Corp.*	400,000	—	—	400,000	—	—	4,056,000	3,915,747

*	Acquisition Corp. is a Special Purpose Acquisition Company (SPAC). A SPAC is publicly-traded buyout company that raises money in order to pursue the acquisition of an existing company.

Note 8
Subsequent events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than the events listed below:

On January 27, 2014, the Fund announced that all outstanding shares of the Fund’s convertible preferred stock will be redeemed at 5 p.m. EST on March 3, 2014 at $50 per share and that holders of the Fund’s convertible preferred stock may, until 5 p.m. EST on February 28, 2014, convert their shares into shares of common stock at a ratio of 3.7160 common shares for each share of convertible preferred stock (with cash in lieu of any fractional shares of common stock).

Effective January 1, 2014, Thomas Antonucci became the Fund’s Chief Financial Officer.

Note 9
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the nine month period ended December 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period ended March 31, 2009, have been audited by other auditors, whose report dated May 19, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, counterparty and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2014

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 50.67% of its ordinary income distribution for the year ended December 31, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2013, 43.22% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Special Opportunities Fund, Inc.	27.62%

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2013.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Principal of the Adviser since	1	Director, Mexico
(47)	as of	Since	2009; Chief Compliance Officer		Equity and Income
	October	2009	of the Adviser from 2009-2012;		Fund, Inc.;
	2009.		Principal of the general partner		Director, Imperial
			of several private investment		Holdings, Inc.
partnerships in the Bulldog
Investors group of private funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	1	Chairman, Mexico
(69)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.;
	as of		investment partnerships in the		Director, ASA Ltd.;
	October		Bulldog Investors group of		Director, MVC
	2009.		private funds.		Capital, Inc.;
Chairman, Imperial
Holdings, Inc.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(76)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm)		Fund, Inc.; Director,
	as of		since 1993 (which has		Brantley Capital
	January		terminated activities as of		Corporation (until
	2010.		December 31, 2013).		2013); Director,
MVC Capital, Inc.;
Director, Ironsides
Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(40)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(45)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(69)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal of the Adviser since	n/a	n/a
(47)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(45)	President	Since	group of Investment Funds.
	and	2009
Treasurer
as of
October
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director
Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	n/a	n/a
(69)	and	Since	2009; Principal of the general
	Secretary	2009	partner of several private
	as of		investment partnerships
	October		in the Bulldog Investors
	2009.		group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(76)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm)
since 1993 (which has
terminated activities as of
December 31, 2013).

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on December 5, 2013, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund, as such term is defined in the Investment Company Act of 1940, (the “Independent Directors”), voted to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLC (the “Adviser”). The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts.

The Independent Directors evaluated many different factors, including the quality of the services to be provided by the Adviser to the Fund, the Fund’s fees and expenses, and the compensation to be paid by the Fund to the Adviser.  The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement, but each was a factor in the Independent Directors’ consideration. The Independent Directors reviewed the fees being paid by the Fund and determined they were reasonable in light of the services being rendered and given the experience and commitment of the Adviser.  Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

In assessing the quality of the portfolio management delivered by the Adviser, the Independent Directors compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Adviser. The Independent Directors noted the performance figures for the Fund.

In addition, the Independent Directors discussed and considered materials which had been distributed to them in advance of the December 5, 2013 meeting and prepared by the Adviser in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act. These materials included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) information on economies of scale (if any) resulting from growth of the Fund’s assets; (d) the timeliness, adequacy and quality of information supplied by the Adviser in response to the requests of the Independent Directors; (e) the disclosures and responses in Parts I and II of the Adviser’s Form ADV registration

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

as filed with the SEC; (f) the Adviser’s policy with respect to proxy voting; (g) the Adviser’s brokerage allocation; (h) the Adviser’s insurance arrangements, both for the Fund and the Adviser’s other clients; (i) regulatory issues; (j) the Adviser’s compliance program and chief compliance officer; (k) the Adviser’s risk management policies and procedures with respect to the advisory services it provides to the Fund; and (k) other material factors affecting the Adviser.

After reviewing these materials, the Independent Directors assessed the overall quality of services provided to the Fund. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Board also considered the operational strength of the Adviser. The Independent Directors also reviewed the structure of the Adviser’s compliance procedures and their effectiveness. The Independent Directors also noted any services that extended beyond portfolio management, and they considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its Advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Directors then discussed in greater detail, with the assistance of the Fund’s Chief Compliance Officer (the “CCO”), the Adviser’s handling of compliance matters. The CCO reported to the Independent Directors on the effectiveness of the Adviser’s compliance program. The CCO noted that the Adviser had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations. The Independent Directors also discussed the Adviser’s business continuity plan. After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Directors concluded that the Adviser’s policies and procedures were satisfactory.

The Independent Directors then turned to a more focused review of the cost of services and the structure of the Adviser’s fees. The Independent Directors considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund. The Independent Directors reviewed extensively the other materials provided, including the comparative expenses, components and peer group selections. The Independent Directors considered the cost structure of the Fund relative to its peer funds.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

The Independent Directors also reviewed information prepared by the Fund Administrator comparing the Fund’s contractual advisory fees with a peer group of funds, and comparing the Fund’s overall expense ratio to the expense ratios of a peer group of funds, as well as the profitability memo prepared by the Adviser. After further consideration, the Independent Directors considered whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions. The Independent Directors also reviewed information regarding expenses presented by management, which showed overall expenses of the Fund. Based on all of this information, the Independent Directors concluded that the Fund’s total expenses were reasonable.

The Independent Directors also discussed the overall profitability of advising the Fund to the Adviser, reviewing the Adviser’s financial information. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. The Independent Directors also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the applicable advisory agreement, as well as the Fund’s brokerage commissions. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (a) the Adviser was able to retain quality personnel, (b) the Adviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Adviser was very responsive to the requests of the Independent Directors, (d) the Adviser had consistently kept the Independent Directors apprised of developments related to the Fund and the industry in general and (e) the Adviser continued to demonstrate the ability to grow the Fund.

The Independent Directors, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Adviser at the meeting, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Board approved the continuance of the Advisory Agreement between the Fund and Adviser.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 8, 2014, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  Because, at the Board’s direction, the Fund did not hold its annual meeting to elect directors during the 2013 calendar year, the NYSE deemed the Fund out of compliance with the NYSE’s Corporate Governance listing standards until such time as the annual meeting is held.  The annual meeting to elect directors is scheduled for March 25, 2014, at which time, following the submission of an interim certification to the NYSE, the Fund will be back in compliance with the NYSE’s Corporate Governance listing standards.

In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Board of Directors
James Chadwick
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  James Chadwick is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $40,750 and $39,600, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $5,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2013 and December 31, 2012, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2013	December 31, 2012
Registrant	$7,000	$7,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLC
Proxy Voting Policies and Procedures
Proxy Voting Policies

Bulldog Investors, LLC (“Bulldog Investors”) believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can have an impact on the value of its investment.  Bulldog Investors analyzes the proxy statements of issuers whose stock is owned by its clients, as necessary and votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.

Proxy Voting Procedures

In evaluating proxy statements, the portfolio managers rely upon their own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Private Funds and Managed Accounts.  Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.

Special Opportunities Fund, Inc. (“SPE”).  With respect to proxies of closed-end investment companies held by SPE, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will vote SPE’s proxies on any proposal (including the election of directors) in a manner which Bulldog Investors reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the portfolio managers will consider whether any business or other relationships between a portfolio manager,  Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investor’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with their ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2014.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management, LLC since its inception in October 2009. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Goldstein was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, ASA Ltd since 2008 and Korea Equity Fund from 2010-2012.  He also is a director of: MVC Capital, Inc., a business development company, since 2012, Brantley Capital Corporation, a business development company, from 2001-2013, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management, LLC since its inception in October 2009, and Chief Compliance Officer of Brooklyn Capital Management, LLC from 2009-2012. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  From 1992-2012, Mr. Dakos was a member of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He has been a director of the Mexico Equity and Income Fund, a closed-end fund, since 2001, Brantley Capital Corporation, a business development company,  intermittently from 2005-2013, and Imperial Holdings, Inc., a specialty finance company, since 2012.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management, LLC since its inception in October 2009.  Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2013 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  9
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $396 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  9 other accounts; $13.3 million (estimated).

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $17.9 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles and other accounts managed by Bulldog Investors, LLC.  In order to address these conflicts of interest, Bulldog Investors, LLC has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2013 (per instructions to paragraph (a)(4).

As of December 31, 2013, Mr. Goldstein beneficially owns 45,252 shares of common stock, and 5,068 shares of 3.00% convertible preferred stock of the Registrant; Mr. Dakos beneficially owns 1,000 shares of common stock, and 1,362 shares of 3.00% convertible preferred stock of the Registrant; and Mr. Das owns 2,500 shares common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2013 to 7/31/2013	N/A	N/A	N/A	N/A
8/1/2013 to 8/31/2013	N/A	N/A	N/A	N/A
9/1/2013 to 9/30/2013	N/A	N/A	N/A	N/A
10/1/2013 to 10/31/2013	N/A	N/A	N/A	N/A
11/1/2013 to 11/30/2013	N/A	N/A	N/A	N/A
12/1/2013 to 12/31/2013	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

*  Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*                    /s/Andrew Dakos
Andrew Dakos, President

Date     March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Andrew Dakos
Andrew Dakos, President

Date     March 6, 2014

By (Signature and Title)*                   /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     March 6, 2014

* Print the name and title of each signing officer under his or her signature.